UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 22, 2020

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.08 Shareholder Director Nominations

In connection with the COVID-19 pandemic, the Board of Directors (the “Board”) of Natural Gas Services Group, Inc. (the “Company”) determined that the Company’s 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”), which has historically been held in June, will be held at 8:30 a.m. Central Time on Thursday, August 13, 2020 at 404 Veterans Airpark Lane, Suite 300, Midland, Texas 79705. The Board also set June 9, 2020 as the record date for determining shareholders entitled to receive notice of, and vote at, the 2020 Annual Meeting.

In accordance with the rules of the Securities and Exchange Commission (the “SEC”) and the Company’s bylaws, any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must be received by the Corporate Secretary at the Company’s principal executive offices at 404 Veterans Airpark Lane, Suite 300, Midland, Texas 79705 on or before the close of business on June 4, 2020. In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must also comply with the Company’s bylaws and all applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

In addition, any shareholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2020 Annual Meeting and does not desire to have the proposal included in the Company’s proxy materials for the 2020 Annual Meeting, must ensure that notice of any such nomination or proposal (including certain additional information specified in the Company’s bylaws) is received by the Corporate Secretary at the Company’s principal executive offices on or before the close of business on June 4, 2020.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	May 27, 2020
		By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer